File Number:
811-21782
333-126383

United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 5                              X

                           and

THE INVESTMENT COMPANY ACT OF 1940
Post-Effective Amendment No. 5                              X


Small Cap Value Fund, Inc. (Exact Name of Registrant as Specified in Charter) 8150 N. Central Expressway #101, Dallas, Texas 75206 (Address of Principal Executive Offices)
214-360-7410(Registrant Telephone Number)

Laura S. Adams  2820 Hanover Avenue  Dallas, Texas  75225
(Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)
        [X] immediately upon filing pursuant to paragraph (b)
        [ ] on (date) pursuant to paragraph (b)
        [ ] 60 days after filing pursuant to paragraph (a)
        [ ] on (date) pursuant to paragraph (a) of rule 485























SMALL CAP VALUE FUND, INC.









PROSPECTUS
February 26, 2009



INVESTMENT OBJECTIVE:

Growth











8150 N. Central Expressway  #M1120
Dallas, Texas 75206


For Information, Shareholder Services and Requests:
Toll Free 1-800-704-6072














The Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.



TABLE OF CONTENTS

INVESTMENT OBJECTIVE OF THE FUND                             3
PRINCIPAL INVESTMENT STRATEGIES OF THE FUND                  3
Portfolio Turnover                                           4
PRINCIPAL RISKS OF INVESTING IN THE FUND                     4
Who should invest                                            4
Who should not invest                                        4
Non-Diversification Risk                                     4
Risk/Return Bar Chart and Performance Table                  5
RISK/RETURN SUMMARY: FEE TABLE                               6
MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE              6
Investment Advisor                                           6
Contract Terms                                               7
Portfolio Manager                                            8
Custody of Investments                                       8
Legal Proceedings                                            8
CAPITAL STOCK                                                8
Description of Common Stock                                  8
Voting Rights                                                8
PRICING OF FUND SHARES                                       8
Market Value of Securities                                   9
PURCHASE OF FUND SHARES                                      9
Initial Investments                                          9
Subsequent Purchases                                         9
Fractional Shares                                            9
Purchasing Shares from Broker-dealers and Others            10
Officers and Directors of the Fund                          10
IRA ACCOUNTS                                                11
PENSION, PROFIT SHARING AND 401K PLANS                      11
REDEMPTION OF FUND SHARES                                   11
Endorsement Requirements                                    11
Redemption Price                                            11
Frequent Purchase and Redemption of Fund Shares             12
DIVIDENDS AND DISTRIBUTIONS                                 12
Reinvestments                                               12
TAX CONSEQUENCES                                            12
Tax Distribution                                            12
Federal Withholding                                         13
PRIVACY POLICY                                              15
FOR MORE INFORMATION                                     Cover














INVESTMENT OBJECTIVE OF THE FUND

The investment objective of the Fund is growth.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund will attempt to achieve its objective by investing primarily in smaller U.S. headquartered common stocks that have a market capitalization of less than $2 billion, determined by calculating the current number of shares outstanding multiplied by current share price at time of investment. The Fund may choose to hold a stock even if it grows beyond the $2 billion market capitalization as long as it continues to be attractive based on the Fund?s investment criteria.


The Fund has a value approach to selecting securities for purchase. Value stocks are defined as those that have one or more of the following characteristics: 1) a stock trading at lower multiples of projected earnings versus those trading at higher multiples of projected earnings, 2) a stock trading at distressed levels due to short term earnings disappointments or negative news, 3) a stock that is out of favor but has a good brand, strong balance sheet or other redeeming quality and will likely go higher over time,
4) a stock that has high returns on capital and is not being recognized as such, etc. The Investment Advisor of the Fund primarily uses quantitative analysis to identify an initial pool of these small capitalization common stocks for purchase consideration and then makes a final determination to buy or sell based on qualitative judgement, taking the above factors into consideration. For example, a large value factor is determined by using consensus forward looking earnings estimates from analysts that follow the companies as they relate to the current stock price, commonly known as price-to-earnings ratios. This initial group of purchase candidates will be segmented by industry group and compared to the value and composition of various small capitalization indices and their industry groups and the final portfolio will be selected based on additional quantitative analysis and Portfolio Manager judgements. Sell decisions will generally be performed in the same manner. For example, a stock initially purchased because it traded at a discount to its peers in an industry group may have risen in stock price such that it now trades a premium to its peers. If the earnings of this company have not kept pace with the movement of its price, it may become a sale candidate.


The Fund is non-diversified which means that it may invest a relatively high percentage of its assets in a limited number of securities. As a result, the performance of the Fund may be more subject to the moves of an individual company (see ?Non-Diversification Risk? below). The Fund will not concentrate on any one industry group and will invest at least 80% of its net assets in small capitalization common stocks of U.S. issuers. Shareholders will be given at least 60 days prior notice if there is any change in the 80% investment policy.






Portfolio Turnover Policy: The Fund does not intend to purchase securities for short term trading and thus would expect the turnover rate to average less than 50%. However, there may be times when Fund management deems it prudent to change the portfolio and turnover could be substantially higher. Higher portfolio turnover causes increased brokerage commissions and potentially higher tax liability. The Investment Advisor will attempt to keep turnover to a minimum.


PRINCIPAL RISKS OF INVESTING IN THE FUND

Risk Disclosure: An investor could lose money in this Fund. The principal risks of investing in this Fund are:

a)	changing stock market and economic conditions may cause total returns to go down over short and even long periods of time.
b)	the quantitative investment strategies may not prove to be effective.
c)	periods of declining stock market prices may cause investing in common stock securities by the public to fall out of favor, thereby causing the
Fund to underperform or lose money.
d)	Small capitalization stocks are generally more volatile than the overall stock market and this Fund is thus riskier than the overall stock market.
e)	the Fund has a short history of operations.

Who should invest: This Fund is best suited for long-term investors who want to invest in a portfolio of small capitalization companies for growth.

Who should not invest: This Fund is not recommended for investors who are short term oriented and not tolerant of price fluctuations.

Non-Diversification risk: The Fund is non-diversified which means that it may invest a relatively high percentage of its assets in a limited number of securities. As a result, the performance of the Fund may be more subject to the moves of an individual company. The Fund seeks only enough diversification in securities selection to maintain Federal non-taxable status under Sub-Chapter M of the Internal Revenue Code. See section ?Tax consequences? of this prospectus for information about requirements for Sub-Chapter M for the Fund.



















Risk/Return Bar Chart and Performance Table: The bar chart and table below provide an indication of the risks of investing in Small Cap Value Fund. The chart shows the changes in the Fund?s performance since inception. The table compares the Fund?s returns to a relative comparison benchmark. After-tax returns are calculated using historical highest federal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor?s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred accounts such as 401(k) plans or IRA?s. Past results are not an indication of future performance.


Annual Percentage Returns


 30% |           24.76%
 25% |           xx
 20% |
 15% |
 10% |
  5% |
  0% | xx
 -5% |(1.09%)
 -10%|
 -15%|
 -20%|                    xx
 -25%|                    (18.87%)
 -30%|
 -35%|
 -40%|                             xx
 -45%|                            (41.44%)
      -------------------------------------
  2005*     2006     2007     2008

   *Beginning operations December 16, 2005 through December 31, 2005.

During the period shown in the above bar chart, the highest return for a quarter was 11.22% while the lowest return for a quarter was (29.89)%. These returns occurred in quarters ending December 31, 2006 and December 31, 2008, respectively.

Average Annual Total Returns
for the Year ended December 31, 2008

                                                    Annualized Since
                                             2008        Inception(12/16/05)
Small Cap Value Fund
   Return Before Taxes                     (41.44%)      (16.09%)
   Return After Taxes on Distributions     (41.47%)      (16.18%)
   Return After Taxes on Distributions     (41.47%)      (16.18%)
       And Sale of Fund Shares

S&P 600 Index**                            (31.07%)      ( 7.79%)


**Includes dividend reinvestment compounding and no deduction for fees, expenses or taxes)


RISK/RETURN SUMMARY: FEE TABLE

Fees and Expenses: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Redemption fee on shares held less than one year               2.00%

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):
Management Fees*                                               0.95%
Other Expenses**                                               0.00%
Total Annual Fund Operating Expenses                           0.95%

* The Investment Advisor has contractually agreed to pay all operating expenses of the Fund except brokerage, interest, taxes, extraordinary legal and other extraordinary expenses. The Advisor is not entitled to be reimbursed for any such payments. This agreement is perpetual and may be terminated at any time upon 60 days prior written notice, without payment of penalty, by the Fund?s Board of Directors or by a vote of the majority of outstanding voting shares of the Fund. The Advisor may also terminate the agreement, and the agreement terminates in this case or if assigned.
** Except for brokerage expenses, the Fund does not expect to incur any ?Other Expenses?.


Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Based on these assumptions your costs would be:

One Year		Three Years		Five Years		Ten Years
$100			$327			$595			$1,483



MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

Management
Investment Advisor: Adams Asset Advisors, LLC (?the Advisor?) is a Texas Limited Liability Corporation, an SEC registered investment advisor and the Investment Advisor to the Fund. The Advisor was founded in March of 2002 and is an advisor to one other SEC registered investment company. The address of Adams Asset Advisors, LLC is: 8150 N. Central Expressway #M1120, Dallas, Texas 75206. Laura S. Adams is a Member of the Investment Advisor and is also President of the Fund. Steven Adams, Laura?s husband, is portfolio manager of the Fund and managing Member of the Advisor. Mr. Adams has a BSME from U.T. Austin and MBA from Dartmouth?s Tuck School. Prior to joining Adams Asset Advisors, LLC in March 2005, Mr. Adams worked as a Private Wealth Advisor at Goldman Sachs for over 10 years and then at Merrill Lynch as Senior Vice President, Investments for over 7 years.


The Investment Advisor will provide the following services to the Fund:

1.	Continuous review of the portfolio.
2.	Recommend to the Fund when and to what extent which securities the Fund should purchase or sell according to the Fund?s investment methodology.
3.	Pay the salaries of Fund employees who may be officers or directors or employees of the Investment Advisor.  There are currently no salaried employees of the Fund and none are contemplated at this time.
4.	Pay all operating expenses of the Fund, except brokerage fees and commissions, taxes, interest, extraordinary legal and other extraordinary expenses.
5.	Pay the initial organizational costs of the Fund and reimburse the Fund for any and all losses incurred because of purchase reneges (when a shareholder or prospective shareholder fails to make payment for purchase of Fund shares).
6.	Be the transfer agent of the Fund by handling all share purchases and redemptions.

On June 22, 2005 the Directors of the Fund, along with the initial shareholder, Laura S. Adams, approved an advisory contract with the Advisor. This Agreement will continue on a year to year basis provided that approval is voted on at least annually by specific approval of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of Directors of the Fund who are neither parties to the agreement or interested persons as defined in the Investment Company Act of 1940 at a meeting called for the purpose of voting on such approval.

Contract Terms: Under the Agreement, the Advisor will furnish investment direction on the basis of an ongoing review using the appropriate methodology to determine when and what securities will be purchased or disposed by designated Fund personnel. The Agreement may be terminated at any time, without payment of penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the Advisor. In the event of its assignment, the Agreement will terminate automatically. Ultimate decisions as to the investment policy and as to individual purchases and sales of securities are made by the Officers and Directors of the Fund. For these services, the Fund has agreed to pay a fee of 0.95% per year on the net assets of the Fund.
This fee is computed on the daily closing net asset value of the Fund and is payable monthly.

The Advisor is required to follow the investment strategy of the Fund in managing the portfolio. The Advisor paid the initial organizational costs of the Fund. The Advisor is a registered transfer agent and will provide transfer agent services to the Fund as described in the Statement of Additional Information(SAI). The Advisor is currently registered as an investment advisor with the SEC.

A discussion regarding the basis for the Board of Director's approval of the Agreement between the Fund and the Adviser is available in the Fund's Annual Report to Shareholders.
PORTFOLIO MANAGER

Steven Adams is Managing Member of the Investment Advisor and also Portfolio Manager of the Fund. Mr. Adams has a BSME from U.T. Austin and an MBA from Dartmouth?s Tuck School and joined Adams Asset Advisors, LLC full time in March 2005. Mr. Adams was previously a Senior Vice President, Investments at Merrill Lynch for over seven years and a Private Wealth Advisor at Goldman Sachs for over ten years, managing a Goldman Sachs Private Wealth office for four of those years. The Fund?s SAI (Statement of Additional Information) provides additional information about the Portfolio Manager, including compensation, Fund Share ownership, and other portfolios managed.

Custody of Investments: The Fund will operate under Rule 17f(2) and its amendments under the Investment Company Act of 1940. Securities and similar investments of the Fund will be maintained with an entity whose functions and physical facilities are supervised by Federal or State authority. The Fund will maintain Fidelity Bond coverage in an amount sufficient to insure custodial activities.


Legal Proceedings: As of the date of this Prospectus, there was no pending or threatened litigation involving the Fund or the Investment Advisor.

CAPITAL STOCK

Description of Common Stock: The authorized capitalization of the Fund consists of 100,000,000 shares of Small Cap Value Fund, Inc. common stock of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares once issued in book format (no certificates) are fully paid and non-assessable.

Voting Rights: Each holder of Fund shares has voting rights equal to the number of shares held. Voting rights are non-cumulative. Therefore, the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, although holders of remaining shares are still able to cast their votes.

PRICING OF FUND SHARES

When and How do We Price: At a minimum, the Fund is priced on any day that there is a request for redemption or purchase of Fund shares, and also on the last day of the month, both subject to days when the New York Stock Exchange is open. The net asset value of the Fund is determined using the closing prices(presently 4:00 p.m.) on days that the New York Stock Exchange is open. The net asset value is the price of each share and is determined by dividing the value of Fund owned securities, plus any cash and other assets less all liabilities, by the number of shares outstanding. All Fund price calculations will be carried to two decimal places.


Market Value of Securities: Last sale prices will be used to price securities that are listed on a national exchange or over-the-counter market. Securities that have not recently traded are valued at the last bid price in such market. Securities for which current market quotations are not readily available or for which the Board believes that the last bid price is not representative, will be valued at fair value as determined in good faith by the Fund?s Board of Directors.


Fair Value Pricing: Fair Value pricing will be used only when market prices are unavailable. As an example, if trading is halted on one of the Fund?s portfolio securities while market prices are available for other securities, the Board will determine a fair value for that holding so that the NAV can be calculated for the Fund.

PURCHASE OF FUND SHARES

The offering price of shares offered by the Fund is at the net asset value per share next determined after receipt of the purchase order by the Fund and is computed in the manner described in the above section ?Pricing of Fund Shares?. Purchase orders must be received prior to the close of the New York Stock Exchange(presently 4:00 p.m.) in order to receive the net asset value pricing for that day. Otherwise, the offering price for the order will be at the next calculation of net asset value. The Fund reserves the right, at its sole discretion, to terminate the offering of shares made by this Prospectus at any time and to reject purchase applications when, in the judgement of management such termination or rejection is in the best interest of the Fund.


Initial Investments: Initial purchase of shares of the Fund must be made through a brokerage firm or other financial institution that has agreed to facilitate purchase of the shares. Currently, the only firm with such an agreement is Fidelity Investments. The account must be opened through Adams Asset Advisors, LLC, the Advisor to the Fund. Fidelity Investments charges a small transaction fee for each purchase order. To receive a prospectus and Fidelity Investments account application please call 1-800-704-6072 or write to: Small Cap Value Fund, Inc., 8150 N. Central Expressway #M1120, Dallas, TX 75206.


The minimum initial purchase of shares, unless waived by the Fund, is $100,000, which is due on the next business day after purchase date.


Subsequent Purchases: Subsequent purchases may be made by mail or phone through the Fidelity Investments account and funds are due the next business day after purchase date. The minimum is $100 and Fidelity Investments transaction costs apply.

Fractional Shares: Fractional shares to three decimal places are offered by the Fund.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Fund. Broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Advisor.

The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (?Servicing Agents?) that may include the Fund as an investment alternative in the programs they offer or administer. Servicing Agents may:

1.	Become shareholders of record of the Fund.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents may not subject to the minimum purchase requirements of the Fund.
2.	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares as previously described.
3.	Charge fees to their customers for the services they provide them.

If you decide to purchase shares through Service Agents, please carefully review the program materials provided to you by the Servicing Agent. Purchases and redemptions will be affected at the net asset value next calculated after receipt of a tender by the Service Agent, regardless of the promptness of the agent?s conveyance of the order of the Fund.

OFFICERS AND DIRECTORS OF THE FUND

Management Ownership: Directors and Officers of the Fund and their ownership:

			Fund Shares Owned	  Dollar Range of             Percent of
Name              as of 12/31/08      Ownership as of 12/31/08    Class

Laura S. Adams         75,539         >$1,000,000                  5.41%
  President/Director*

Steven Adams           75,539         >$1,000,000                  5.41%
  Porfolio Manager*

Yolawnde Malone             0          $      0                    0.00%

Melissa D. Gordon, M.D.     0          $      0                    0.00%

Vicky L. Hubbard            0          $      0                    0.00%

*Laura S. Adams an ?interested? Director and owns the shares jointly with her husband, Steven Adams. The total includes shares owned in custodial accounts.

IRA ACCOUNTS

Shares may be purchased for an Individual Retirement Account (?IRA?), including simple IRA?s, Roth IRA?s, and SEP?s. All IRA type investments must be made as described in ?PURCHASE OF FUND SHARES?, ?Initial Investments?.

PENSION, PROFIT SHARING AND 401K PLANS

Purchase of Fund shares through business retirement plans is available to the owners, officers and employees who participate in the retirement plans. The accounts must be opened with Fidelity Investments as previously described under ?Initial Investments?.

REDEMPTION OF FUND SHARES

The Fund assesses a 2.00% early redemption fee for shares held less than one year. The ?first-in, first-out? method is used to determine the holding period by comparing the date of the redemption with the earliest dates of the share purchased. Any fees assessed due to early redemption are retained by the Fund. The Fund reserves the right to waive the redemption fee if management concludes that the original purchase was made in good faith.


Endorsement Requirements: The Fund will only issue book entry shares and will redeem pursuant to a shareholder request all or any part of the shares of any shareholder that tenders a request for redemption. The brokerage firm or advisor that places your order may require a properly guaranteed endorsement, also known as a signature guarantee, from an eligible guarantor institution. A signature guarantee is an assurance by the above mentioned financial institution that a signature and person who signed the signature are the same individual.

Redemption Price: The redemption price is the net asset value per share next determined after notice is received by the Fund for redemption of shares.
The Fund must receive notice prior to the closing of the New York Stock Exchange(presently 4:00 p.m.) in order to receive pricing at the net asset value on that day. Otherwise, redemption will be done at the next calculation of Fund net asset value. The proceeds received by the shareholder may be more or less than his/her cost of such shares, depending upon the net asset value per share at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal and state income tax purposes.

Redemption Payment: Payment by the Fund will be made within four business days after notice. However, the Fund may suspend the right of redemption or postpone the date of payment if: The New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practicable. The Fund intends to make payments in cash (check), however, the Fund reserves the right to make payments in kind. It should be noted that shareholders will incur brokerage costs when selling the securities received as part of an in kind distribution and also may incur potential tax liabilities. Shareholders would also have continuing market risk by holding these securities.

FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES

The Fund is not intended to provide a means of speculating on short-term market movements. Frequent short-term trading by investors has the potential to make the Fund more difficult to manage efficiently, cause increased brokerage commissions, create unplanned tax burdens for some shareholders, and may dilute the value of Fund shares for long-term investors. The Fund reserves the right to reject any purchase at any time, and will exercise this right at the first signs of any ?market timing? activities by any
shareholder.    The Fund does not have, and will not have, any arrangements with any person or entity to permit frequent purchases or redemptions of shares.

DIVIDENDS AND DISTRIBUTIONS

Reinvestments: The Fund will automatically use the taxable dividend and capital gains distributions for purchase of additional shares for the shareholders at net asset value as of the close of business on the distribution date.

Cash Payouts: A shareholder may, at any time, by letter or forms supplied by the Fund direct the Fund to pay dividend and/or capital gains distribution, if any to such shareholder in cash.


TAX CONSEQUENCES

Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains and meeting certain other tests, intends to be relieved of federal income tax on the amounts distributed to shareholders. Not qualifying under Subchapter M of the Internal Revenue Code would cause the Fund to be considered a personal holding company subject to normal corporate income taxes. This would reduce the value of shareholder holdings by the amount of taxes paid. Any subsequent dividend distribution of earnings of the Fund after taxes would still be taxable as received by shareholders.


Tax Distribution: Fund distributions (capital gains & dividend income), whether received by shareholders in cash or reinvested in additional shares of the Fund, may be subject to federal income tax payable by shareholders. Distribution of any long-term capital gains realized by the Fund will be taxable to the shareholder as long-term capital gains, regardless of the length of time Fund shares have been held by the investor. All income realized by the Fund, including short-term capital gains, will be taxable to the shareholder as ordinary income, except for amounts designated as ?qualified dividends? on form 1099-Div. Dividends from net income will be made during the year at the discretion of the Board of Directors. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. This may be considered a return of capital, but the dividend is still subject to federal income and state taxes.


Federal Withholding: The Fund is required by federal law to withhold a percentage of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulation. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding.
































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PRIVACY POLICY

Regulation S-P: The U.S. Securities and Exchange Commission has adopted a regulation regarding the ?Privacy of Consumer Financial Information? known as Regulation S-P. This regulation states that financial institutions such as the Fund must provide the shareholder with this notice of the Fund?s privacy policies and practices on an annual basis. The following items (A & B) detail the Fund?s policies and practices:

A.	Information We Collect - Information we receive from you on application or forms include; your name, address, social security number or tax ID number, W9 status, phone number and citizenship status. Information about your transactions with us include; your account number, account balances and transaction histories.

B.	Disclosure Statement ? The Fund only discloses personal information about any current or former shareholder of the Fund as required by law. And, since we handle regular transactions internally the number of employees that even see your information is limited. We also require all of the Fund?s brokers, and our Investment Advisor that acts as the Fund's transfer agent to adopt the regulations of Regulation S-P, as specified above by the Fund.











































FOR MORE INFORMATION

Several additional sources of
information are available to you.
The Statement of Additional
Information (SAI), incorporated into
this Prospectus by reference,
contains additional and more detailed
information about the Fund. Annual
and semi-annual reports list current
Fund holdings, detailed financial
statements, and discussion of market
conditions and strategies that
significantly affected the Fund?s
performance.

Call the Fund at 1-800-704-6072 or
write to the address below to request
free copies of the SAI and the Fund?s
annual and semi-annual reports, or to
request other information about the
Fund.  The Fund does not maintain a
website.

You may also obtain information about
the Fund (including the Statement of
Additional Information and other
reports) from the Securities and
Exchange Commission on their Internet
site at http://www.sec.gov or at
their Public Reference Room in
Washington, D.C. Call the Securities
and Exchange Commission at 1-202-551-
8090. You may also obtain Fund
information by sending a written
request and duplicating fee to the
Public Reference Section of the SEC,
Washington, D.C. 20549-0102. Email at
publicinfo@sec.gov.

PLEASE READ THIS PROSPECTUS

In this prospectus we present the
objectives, risks and strategy of the
Fund. Please keep it for future
reference.

SMALL CAP VALUE FUND, INC.
SEC file number: 811-21782
Fund Symbol:  SCAPX

8150 N. Central Expressway
Suite M1120
Dallas, Texas 75206
1-800-704-6072































SMALL CAP VALUE FUND, INC.
8150 N. Central Expressway  Suite 101
Dallas, TX 75206
                      214-360-7410		800-704-6072

Part B
STATEMENT OF ADDITIONAL INFORMATION
February 26, 2009

This Statement of Additional Information (?SAI?)is not a prospectus, but should be read in conjunction with the Fund?s current prospectus dated February 26, 2009. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2008. To obtain a free copy of the Prospectus or Annual Report, please write or call the Fund at the address or phone number listed above.


TABLE OF CONTENTS

THE FUND HISTORY                                                   2
DESCRIPTION OF FUND AND ITS INVESTMENTS AND RISKS                  2
Classification                                                     2
Investment Strategies and Risks, Fund Policies                     2
Portfolio Turnover                                                 3
Portfolio Holdings                                                 3
MANAGEMENT OF THE FUND                                             3
Board of Directors, Management Information                         3
Compensation and Sales Load                                        4
CODE OF ETHICS                                                     4
Proxy Voting Policies                                              5
Anti-Money Laundering Program                                      5
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                5
Control Persons, Principal Holders                                 5
Management Ownership                                               5
INVESTMENT ADVISORY AND OTHER SERVICES                             6
Investment Advisor                                                 6
Services Provided by, and Fees Paid to the Investment Advisor      6
Portfolio Manager                                                  7
Principal Underwriter, Other Service Providers                     7
Third Party Payments & Service Agreements                          7
Other Investment Advice                                            8
Dealer Re-allowances, 12b-1 Fees and Other Services                8
BROKERAGE ALLOCATIONS AND OTHER PRACTICES                          8
Brokerage Transactions, Commissions                                8
Brokerage Selection                                                8
Directed Brokerage and Regular Broker-Dealers                      8
CAPITAL STOCK AND OTHER SECURITIES                                 8
PURCHASE, REDEMPTION, AND PRICING OF SHARES                        9
Purchase of Shares                                                 9
Offering Price and Redemption in Kind                              9
TAXATION OF THE FUND                                               9
UNDERWRITERS OF THE FUND                                           9
TRANSFER AGENT                                                     9
FINANCIAL STATEMENTS                                              10




FUND HISTORY

Small Cap Value Fund, Inc. (the ?Fund?) was incorporated in Texas on June 16, 2005. The registered office of the Fund is in Dallas, TX. Mail may be addressed to 8150 N. Central Expressway Suite 101, Dallas, TX 75206.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

Classification
The Fund is an open-end, non-diversified management investment company.

Investment Strategies and Risks
All investment strategies and risks are discussed in the prospectus.

Fund Polices
Investment Restrictions: These investment restrictions are the fundamental investment policies of the Fund and may not be changed without the receipt of the affirmative vote of the holders of majority of the shares entitled to vote on matters to be presented to shareholders. The Fund may not:
a)	change the investment objective, which is growth;
b)	borrow money or purchase securities on margin; provided, however, the Fund may obtain such short term credit as may be necessary for clearance of purchases and sales of securities for temporary or emergency purposes in an amount not exceeding five percent (5%) of the value of its total assets;
c)	make investments in commodities, commodity contracts or real estate;
provided, however, the Fund may purchase and sell securities of companies which deal in real estate or interests therein;
d)	make loans; provided, however, the purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities shall not be considered the making of a loan by the Fund;
e)	invest in another company for the purpose of acquiring control of such company;
f)	purchase or retain securities of any issuer thereof if any officer of director of the Fund or its investment adviser owns more than one-half (1/2) of one percent (1%) of any class of security or collectively owns more than five percent (5%) of any class of security of such issuer;
g)	pledge, mortgage or hypothecate any of the Fund?s assets;
h)	purchase any security that may be subject to registration under the
Securities Act of 1933, as amended, prior to the sale thereof to the public or which are not at the time of purchase readily salable.
i)	issue senior securities (debt); and
j)	underwrite securities of other companies or entities.

In addition, the Fund will not concentrate (invest 25% or more) in any one industry or industries or invest in any illiquid securities. These are both fundamental investment policies. Securities that become illiquid after being purchased by the Fund will be evaluated on an individual basis and sold as soon as practical in order to have zero illiquid holdings.



Portfolio Turnover

The expected turnover rates of the Fund are discussed in the section ?Principal Investment Strategies? of the Prospectus.

PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders. These reports are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and are filed with the Securities and Exchange Commission (the ?SEC?) on form N-CSR. The Fund is also required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund will provide a copy of the complete schedule of portfolio holdings as filed with the SEC, upon request. This policy is applied uniformly to all requesters, regardless of whether the requester is an individual or institutional investor. These are the only times that the portfolio is released, other than to our independent auditor, and the Board of Directors has determined that this release policy is in the best interests of shareholders of the Fund.

MANAGEMENT OF THE FUND

Board of Directors
Shareholders meet annually to elect all members of the Board of Directors, select an independent auditor, and vote on any other items deemed pertinent by the incumbent Board. The Directors hold ultimate responsibility for running the Fund, including the valuation of the Fund?s portfolio securities and the pricing of Fund shares. The Board appoints officers to run the Fund and selects an Investment Advisor to provide investment advice (See ?Investment Advisor?, in the Prospectus). No remuneration is paid to members of the Board.


Management Information

Officers and Directors of the Fund: Their addresses and principal occupations during the past five years are:

Name and Address         Position                 Principal Occupation

Interested Directors

Laura S. Adams           President, Treasurer,    Member
2820 Hanover Avenue      Secretary,Director       Adams Asset Advisors, LLC
Dallas, TX 	Age 47                                Dallas, TX

Laura Adams is considered an ?interested person?, as defined in the Investment Company Act of 1940, because she is affiliated with the Investment Advisor. Mrs. Adams has been an owner of Adams Asset Advisors, LLC for over three years and was a private investor prior to that. Mrs. Adams is also a Director of Stock Dividend Fund, Inc.




Independent Directors

Yolawnde F. Malone       Non-Interested Director  CPA/Tax Specialist
1624 Thorntree Dr.                                Family Legacy Trust
DeSoto, TX 	Age 45                                Dallas, TX

Vicky L. Hubbard         Non-Interested Director  Private Investor
5805 Furneaux
Plano, TX 	Age 51                                Dallas, TX

Melissa D. Gordon, M.D.  Non-Interested Director  Pathologist, Partner
4048 Amherst                                      North Dallas Pathology
Dallas, TX 	Age 45                                Dallas, TX

Yolawnde Malone is a CPA/Tax Specialist at Family Legacy Trust, an affiliate of Cain Waters, where she has worked since 2006. From 2004 to 2006 she was tax compliance manager at Tolleson Wealth Management. Prior to 2004, she was self employed as an international tax consultant for three years. Prior to that she was an international tax consultant for Ernst and Young and an international tax accountant for Dresser Industries. Mrs. Malone is also a Director of Stock Dividend Fund, Inc.

Vicky Hubbard has worked in the computer business for ACER Computer for 10
years.  She retired in 2000 and is currently a private investor.   Mrs.
Hubbard is also a Director of Stock Dividend Fund, Inc.

Melissa Gordon has been a staff pathologist at Presbyterian hospital of Dallas for the past five years and is also a Partner at North Dallas Pathology. Mrs. Gordon is also a Director of Stock Dividend Fund, Inc.

Compensation: No compensation, pension or retirement benefits will be paid to directors and/or officers of the Fund in the current fiscal year and none are presently contemplated. This may be changed in the future by the Board of Directors at their discretion. The Fund does not compensate officers and directors that are affiliated with the Investment Adviser except as they benefit through payment of the Advisory fee. There are no sales loads.

CODE OF ETHICS

Both the Fund and the Fund?s Investment Advisor have adopted Codes of Ethics under rule 17j-1 of the Investment Company Act. These Codes of Ethics describe rules and regulations for applicable personnel regarding personal investments in securities held within the Fund?s portfolio. These Codes of Ethics are on file with, and available from, the Securities and Exchange Commission.












PROXY VOTING POLICIES

The Fund does not invest in any security for the purpose of exercising control or management. The Fund has adopted a policy that will insure that all proxies received by the Fund are reviewed in a timely manner. Generally, the Fund will support any policies, plans or structures that will maximize shareholder value and oppose any proposals that have the effect of restricting the ability of shareholders to realize the full potential of their investment. In the event that a conflict regarding a proxy vote arises between the Fund and the Advisor, the Board will decide how the Fund will vote. The Fund will notify shareholders sixty days in advance if there are any changes to this policy. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 800-704-6072 and (2) on the Commission?s website at http://www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM AND PATRIOT ACT

The Fund has policies and procedures in place to address money laundering and terrorism as required by the USA Patriot Act. Our procedures include, but are not limited to, reporting suspicious and/or fraudulent activity and a review of all new account applications.


PRINCIPAL HOLDERS OF SECURITIES

Principal Holders
Major Shareholders: As of December 31, 2008, Mrs. Laura S. Adams, President and Director of the Fund, and her husband, Steven Adams, Portfolio Manager of the Fund, jointly owned 5.41% of the outstanding shares. All remaining outstanding shares of the Fund are owned by National Financial Services Corp.(Fidelity Investments) for the benefit of others.


Management Ownership
As of December 31, 2008, Mrs. Laura S. Adams, President and Director of the Fund, and her husband, Steven Adams, Portfolio Manager of the Fund, jointly owned 5.41% of the outstanding shares.


INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor
Adams Asset Advisors, LLC was selected by the Board of Directors on June 22, 2005 to be the Investment Advisor to the Fund. Adams Asset Advisors was formed on March 21, 2002 and is currently controlled by Steven Adams, Managing Member, and Mrs. Laura S. Adams, Member, both affiliates of the Fund, to offer investment advice to institutions, individuals, trusts, retirement plans, and non-profit organizations. Mrs. Adams is also President of the Fund and will place buy and sell orders for the Fund in that capacity.

A discussion regarding the basis for the Board of Director's approval of the Agreement between the Fund and the Adviser is available in the Fund's Annual Report to Shareholders.

Services Provided by, and Fees Paid to, the Investment Advisor

The Investment Advisor is responsible for furnishing investment direction advice to Directors of the Fund on the basis of a continuous review of the portfolio and recommend to the Fund when and to what extent securities should be purchased or disposed. See section ?Investment Advisor? in prospectus. The Investment Advisor will be the dividend paying agent. Adams Asset Advisors has an agreement with the Fund to pay the Fund?s start up expenses and to pay all ongoing operating expenses of the Fund except brokerage fees and commissions, taxes, interest, extraordinary legal and other extraordinary expenses. The advisory fee paid by the Fund is 0.95% per year of the average total net assets of the Fund. This fee is computed daily and is payable monthly.

Advisory Fees: The advisory fees to the current adviser, for the last three years, are as follows:

YEAR            ADVISORY FEE    AMOUNT WAIVED   NET ADVISORY FEE
2006            $   18,952        $     0         $   18,952
2007            $  202,761        $     0         $  202,761
2008            $  216,468        $     0         $  216,468



Portfolio Manager

Steven Adams, Managing Member of the Investment Advisor to the Fund, is the sole portfolio manager. Mr. Adams compensation is paid by Adams Asset Advisors, LLC and is determined by the owners of Adams Asset Advisors, LLC. Because Mr. Adams and his wife are the sole owners of the Advisor, his compensation is determined by the profitability of the Advisor. Mr. Adams income will likely be affected by the appreciation and depreciation of the portfolio?s securities, as well as the purchase and redemption of shares by the Fund?s shareholders. These events affect the net assets of the Fund and thus the advisory fees paid to the advisor. The table below describes information regarding other accounts managed by the portfolio manager:

Other accounts managed	           Total Assets	      Advisory Fee based
by Portfolio Manager		     as of 12-31-08	on Performance
----------------------			-------------	------------------
Registered Investment Companies:
   Stock Dividend Fund, Inc.	     $    12,366,680	No

Separate Account Management*
   142 accounts			     $ 1,074,599,927	No


*Includes all discretionary accounts and all assets under management of Adams Assets Advisors, LLC. Mr. Adams does not currently have any separate account portfolios that are similar to the strategy or will have substantially the same holdings as Small Cap Value Fund, Inc. As of the date 12/31/2008, Mr. Adams and his wife jointly own 5.41% of Small Cap Value Fund, Inc.

Principal Underwriter
The Fund has no underwriter as it sells shares directly.

Other Service Providers
Adams Asset Advisors, LLC will be the transfer agent and dividend-paying agent of the Fund. Fidelity Investments, in effect, acts as the sub transfer agent. Adams Asset Advisors, LLC nor Fidelity Investments will receive compensation from the Fund for these services. The principal address of Adams Asset Advisors is: 8150 N. Central Expressway Suite 101, Dallas, TX, 75206.

The Fund does it?s own accounting subject to PMB Helin Donovan, LLP for all audit procedures. The principal address of PMB Helin Donovan, LLP is: 5918 West Courtyard Drive, Suite 400, Austin, Texas 78730.

Third-Party Payments & Service Agreements
The Fund has a service agreement with the Investment Advisor and Accounting firm as described in the previous paragraph, and also custody agreements through brokerage firm accounts.

Other Investment Advice
There is no individual or organization that receives remuneration from the Investment Advisor or the Fund for providing investment advice.

Dealer Re-allowances
The Fund is a no-load Fund in that investors in the Fund pay no purchase or sales fees. Purchases made through Broker-dealers or other Service Agents may charge a fee either at time of purchase or redemption as described in ?Purchase of Fund Shares? in the prospectus. Any fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Advisor.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions
The Fund requires brokers to execute transactions in portfolio securities promptly and at the most favorable price.

Commissions
The Fund has no fixed policy, formula, method, or criteria which it uses in allocating brokerage business based on commission charges. The Board of Directors will evaluate and review the reasonableness of brokerage commissions paid annually.

Brokerage Selection
Fund management will place buy and sell orders for securities based on recommendations from the Investment Advisor. The Fund may select brokers who, in addition to meeting primary requirements of execution and price, may furnish statistical or other factual information and services, which in the opinion of management, are helpful or necessary to the Fund?s normal operations. Information or services may include economic studies, industry studies, statistical analysis, corporate reports, or other forms of assistance to the Fund or it?s Advisor. No effort is made to determine the value of these services or the amount they might have reduced expenses of the Advisor. The Fund will not pay higher brokerage commissions for soft dollar credits.


The following table details all commissions paid for the most recent three fiscal years:

Year     Total Commissions Paid
2006		$ 4,903
2007		$ 1,104
2008		$   303


Directed Brokerage and Regular Broker-Dealers
The Fund selects brokers based on competitive commission rates and transaction services rendered. At this time the Fund will not be making principal transactions with broker-dealers.

CAPITAL STOCK AND OTHER SECURITIES

Description of Common Stock: The authorized capitalization of the Fund consists of 100,000,000 shares of Small Cap Value Fund, Inc. common stock of ..001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares once issued in book format are fully paid and non-assessable.

Voting Rights: Each holder of Fund shares has voting rights equal to the number of shares held. Voting rights are non-cumulative. Therefore the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, although holders of remaining shares are still able to cast their votes.


PURCHASE, REDEMPTION, AND PRICING OF SHARES

Purchase of Shares
See section ?Purchase of Fund Shares? and ?Pricing of Fund Shares? in the prospectus for more information.

Offering Price and Redemption in Kind
The Fund?s shares are always purchased and redeemed at the net asset value. Details about the offering price are given in the section ?Pricing of Fund Shares? of the Prospectus. Redemption in kind is discussed in the section ?Redemption of Fund Shares? of the Prospectus.

TAXATION OF THE FUND

Taxation of the Fund is discussed in the section ?Tax Consequences? of the Prospectus.
UNDERWRITERS OF THE FUND

The Fund has no underwriter as it sells shares directly.

TRANSFER AGENT

The Investment Advisor, Adams Asset Advisors, is the transfer agent of the Fund, which records all Fund share purchases and redemptions on Fund premises. Fidelity Investments, in effect, is a sub-transfer agent. The Advisor is registered as a transfer agent with the SEC. All shareholder holdings are maintained in book form. The Fund has computer hardware and software, which are provided and managed by Adams Asset Advisors, to run the daily operations. All data is backed up and stored in secure locations on Fund premises.

PERFORMANCE DATA

The Fund?s total returns are based on the overall dollar or percentage change in the value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund?s performance had been constant over the entire period presented. Because average annual total returns tend to smooth out the variations in a Fund?s returns, investors should recognize that they are not the same as actual year to year returns. Average annual return is based on historical earnings and is not intended to indicate future performance.

After tax returns are calculated using historical highest federal tax rates and do not reflect the impact of state and local taxes. Redemptions assume long term capital gains rates. Actual after tax returns depend on an individual investor?s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or IRA?s.

FINANCIAL STATEMENTS

The Financial Statements and Independent Auditor?s Report required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund?s Annual Report to Shareholders for the fiscal year ended December 31, 2008. The Fund will provide the Annual Report without charge at written or telephone request.

FORM N-1A
PART C - OTHER INFORMATION


Contents                                                          Page #
1.   Financial Statements and Exhibit Index                         2
2.   Persons Controlled by or Under Common Control with the Fund    2
3.   Indemnification                                                2
4.   Business and other Connections of the Investment Advisor       3
5.   Principal Underwriters                                         3
6.   Location of Accounts & Records                                 3
7.   Management Services                                            4
8.   Undertakings                                                   4
9.   Signatures                                                     4
10.  Exhibit Index                                                  5









1.	a. Financial Statements - Condensed financial information on a per share basis will be presented in Part A as required by applicable laws, rules or regulations. All other financial statements will be presented in Part B at the appropriate time specified as required by applicable laws, rules or regulations.

   b. Exhibit Index
a - Articles of Incorporation ? Exhibit (a) of Pre-Effective Amendment
    No. 2 of our Registration under the Securities Act of 1933.
b - By-Laws - Exhibit (b) of Pre-Effective Amendment No. 2 of our
    Registration under the Securities Act of 1933.
        c - Instruments Defining Rights of Security Holders ? Not applicable d - Investment Advisory Contract - Exhibit (d) of Pre-Effective
    Amendment No. 2 of our Registration under the Securities Act of
    1933.
        e - Underwriting Contracts - Not applicable f - Bonus or Profit Sharing Contracts - Not applicable g - Custodial Agreements - Not applicable
h - Other Material Contracts ? Not applicable i - Legal Opinion - Exhibit (i) of Pre-Effective Amendment
    No. 2 of our Registration under the Securities Act of 1933.
j - Other Opinions ? Consent of Independent Auditor
        k - Omitted Financial Statements - Not applicable l - Initial Capital Agreements - Exhibit (l) of Pre-Effective Amendment
            No. 2 of our Registration under the Securities Act of 1933.
        m - Rule 12b-1 Plan ? Not applicable
        n - Rule 18f-3 Plan - Not applicable
        p - Code of Ethics

2.	Persons Controlled by or Under Common Control with the Fund ? Mrs. Laura
S. Adams and Steven Adams, owners of Adams Asset Advisors, LLC.

3.	Indemnification - Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 2.02-1 of the Texas Business Corporation Act provides generally and in pertinent part that a Texas corporation may indemnify its directors and officers against expenses (if the person is found liable to the corporation or on the basis that improper benefit was improperly received by the person) or against expenses, judgments, fines and settlements (in all other cases) actually and reasonably incurred by them in connection with any action, suit or proceeding if, in connection with the matters in issue they acted in good faith and in a manner they reasonably believed to be in, or nor opposed to, the best interests of the corporations, in connection with any criminal suit or proceeding, if in connection with the matters in issue, they had no reasonable cause to believe their conduct was unlawful. Section 2.02-1 does not permit indemnification when the person is found liable for willful or intentional misconduct in the performance of his duty to the Corporation. Section 2.02-1 further permits a Texas corporation to grant to its directors and officers additional rights of indemnification not inconsistent with Texas Business Corporation Act through bylaw provisions, agreements, votes of shareholders or interested directors or otherwise, to purchase indemnity insurance on behalf of such indemnifiable persons and to advance to such indemnifiable persons expenses incurred in defending a suit or proceeding upon receipt of certain undertakings.

Article VII of the Company?s Bylaws provides that, subject to certain exceptions, the Company shall indemnify, to the fullest extent permitted by law, any person who is or was a director, officer, employee or agent of the Company or any affiliate against any and all expenses (including attorney?s fees), judgments, fines and amounts paid in settlement incurred by such persons in connection with any civil, criminal, administrative, or investigative actions, suit, proceeding or claim (including any action by or in the right of the Company or an affiliate) by reason of the fact that such person is or was serving in such capacity. In addition, Article VII authorizes the Company to purchase insurance for itself or any person to whom indemnification is or may be available against any liability asserted against such person in, or arising out of, such person?s status as director, officer, employee or agent of the Company of its affiliates.
Article VII authorizes the Company, to the extent that the Board of Directors deems appropriate, to make advances of expenses to an indemnifiable person upon the receipt by the Company of a written undertaking by such person to repay any amounts advanced in the event that it is ultimately determined that such person is not entitled to such indemnification.

4.	Business and other Connections of the Investment Advisor ? Adams Asset
Advisors, LLC activity at the present time is performance on its Investment Advisory contracts and offering investment advice to individuals, trusts, retirement plans, and non-profit organizations.

5.	Principal Underwriters ? Not Applicable

6.	Location of Accounts & Records - All Fund records are held at corporate headquarters ? 8150 N. Central Expressway  Suite 101, Dallas, TX, 75206.
Laura S. Adams of Adams Asset Advisors, 8150 N. Central Expressway Suite
101, Hanover Avenue, Dallas, TX, 75206, will maintain physical possession of each account, book or other document required to be maintained by laws, rules or regulations.

7.	Management services - Not applicable

8.	Undertakings ?  None

9. Signatures ?

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Small Cap Value Fund, Inc. certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas and State of Texas on the 10th day of February, 2009.


    Small Cap Value Fund, Inc.                  By: /s/ Laura S. Adams
                                               ------------------------
                                               Laura S. Adams, President


Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                       Title                       Date

By: /s/ Laura S. Adams           President, Treasurer,       2/26/09
----------------------           Secretary and Director
Laura S. Adams


By: /s/ Yolawnde F. Malone       Director                    2/26/09
--------------------------
Yolawnde F. Malone


By: /s/ Vicky L. Hubbard         Director                    2/26/09
------------------------
Vicky L. Hubbard


By: /s/ Melissa D. Gordon, M.D.  Director                    2/26/09
------------------------
Melissa D. Gordon, M.D.


















10. Exhibit Index ?

Consent of Independent Auditor						j
Code of Ethics                                                    p


12